                                                                  Exhibit 10.29

                                  AMENDMENT TO
                     SECOND AMENDED AND RESTATED INFORMATION
                        AND REGISTRATION RIGHTS AGREEMENT

          This AMENDMENT TO SECOND AMENDED AND RESTATED INFORMATION AND
REGISTRATION RIGHTS AGREEMENT (hereinafter referred to as "RIGHTS AGREEMENT
AMENDMENT"), dated as of the 29th day of April, 2005 is made and entered into upon the terms and conditions hereinafter set forth by and between BioMimetic
Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY") and the investors
(the "INVESTOR(S)") identified in that certain Second Series C Stock Purchase
Agreement dated as of April 29, 2005 (the "PURCHASE AGREEMENT").

                                   WITNESSETH:

          WHEREAS, Company and the Investors are contemporaneously herewith entering into the Purchase Agreement for the sale of up to 1,274,940 additional shares of Series C Preferred Stock of the Company at a purchase price of $11.81 per share;

          WHEREAS, the Purchase Agreement contemplates the Investors becoming a party to the Second Amended and Restated Information And Registration Rights
Agreement dated as of October 21, 2004 between the Company and its existing shareholders (the "Rights Agreement"); and

          WHEREAS, the Company has obtained the written consent of the existing
Preferred Shareholders as provided in Section 20.5 of the Rights Agreement to amend the Rights Agreement to add the Investors as additional parties to the
Rights Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency all of which is hereby acknowledged, the parties hereto agree as follows:

     1.   AGREEMENT TO BECOME A PARTY TO THE RIGHTS AGREEMENT. The Investors
          hereby agree to be bound by all of the terms and conditions of the
          Rights Agreement. The Investors shall contemporaneously herewith execute signature pages to the Rights Agreement.

     2.   AMENDMENT TO EXHIBIT A TO THE RIGHTS AGREEMENT. Exhibit A to the
          Rights Agreement is hereby amended to add the Investors as included in
          Exhibit A attached hereto.

     3.   CONSENT TO AMENDMENT BY THE INVESTORS. The Company hereby represents to the Investors that this Rights Agreement Amendment has been consented to by the existing shareholders of the Company by written consent action dated April 26, 2005.

          All defined terms used herein, shall have the same meaning as provided in the Rights Agreement unless otherwise defined herein.

          IN WITNESS WHEREOF, the parties hereto have executed this Rights
Agreement Amendment as of the date first above written.

COMPANY:                                BIOMIMETIC PHARMACEUTICALS, INC.

                                        By: /s/ Samuel E. Lynch
                                            ------------------------------------
                                        Name: Samuel E. Lynch

                                        Title: CEO & Chairman

INVESTOR:                               PINTO TECHNOLOGY VENTURES, L.P., a
                                           Delaware Limited Partnership

                                        By: Pinto Technology Ventures, GP, L.P.,
                                            its General Partner

                                        By: Pinto TV GP Company, LLC,
                                            its General Partner

                                        By:
                                            ------------------------------------
                                               Evan S. Melrose, MD,
                                               Managing Director

INVESTOR:                               NORO-MOSELEY PARTNERS V, L.P.

                                        By: Moseley & Company V, LLC,
                                            its General Partner

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Rights
Agreement Amendment as of the date first above written.

COMPANY:                                BIOMIMETIC PHARMACEUTICALS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

INVESTOR:                               PINTO TECHNOLOGY VENTURES, L.P, a
                                           Delaware Limited Partnership

                                        By: Pinto Technology Ventures, GP, L.P.,
                                            its General Partner

                                        By: Pinto TV GP Company, LLC, its
                                            General Partner

                                        By: /s/ Evan S. Melrose
                                            ------------------------------------
                                            Evan S. Melrose, MD,
                                            Managing Director

INVESTOR:                               NORO-MOSELEY PARTNERS V, L.P.

                                        By: Moseley & Company V, LLC, its
                                            General Partner

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Rights
Agreement Amendment as of the date first above written.

COMPANY:                              BIOMIMETIC PHARMACEUTICALS, INC.

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

INVESTOR:                             PINTO TECHNOLOGY VENTURES, L.P., a
                                         Delaware Limited Partnership

                                      By: Pinto Technology Ventures, GP, L.P.,
                                          its General Partner

                                      By: Pinto TV GP Company, LLC, its
                                          General Partner

                                      By:
                                          --------------------------------------
                                          Evan S. Melrose, MD,
                                          Managing Director

INVESTOR:                             NORO-MOSELEY PARTNERS V, L.P.

                                      By: Moseley & Company V, LLC, its General
                                          Partner

                                      By: /s/ Russell R. French
                                          --------------------------------------
                                      Name: Russell R. French
                                      Title:
                                             -----------------------------------

INVESTOR:                             AXIOM VENTURE PARTNERS III, L.P.

                                      By: /s/ Alan Mendelson
                                          --------------------------------------
                                      Name: Alan Mendelson
                                            ------------------------------------
                                      Title: General Partner

INVESTOR:                             HSS VENTURES, INC.

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

INVESTOR:                             AXIOM VENTURE PARTNERS III, L.P.

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

INVESTOR:                             HOSPITAL FOR SPECIAL SURGERY FUND, INC.

                                      By: /s/ John R. Reynolds
                                          --------------------------------------
                                      Name: John R. Reynolds
                                      Title: CEO, President, Hospital for
                                             Special Surgery Fund, Inc.

INVESTOR:

                                        /s/ Dr. Chris DiGiovanni   5/7/05
                                        ----------------------------------------
                                        Dr. Chris DiGiovanni
                                        46 Clarke Rd.
                                        Darrington, RI 02806

                                    EXHIBIT A

                             AMENDMENT TO EXHIBIT A
                             (TO ADD THE INVESTORS)

                                           NUMBER OF
                                            SHARES
                                           PURCHASED      AGGREGATE
NAME AND ADDRESS                          AT CLOSING   PURCHASE PRICE
---------------------------------------   ----------   --------------
Pinto Technology Ventures, L.P.             338,696     3,999,999.76
Noro-Moseley Partners V L.P.                338,696     3,999,999.76
Axiom Venture Partners III, L.P.            148,180     1,750,005.80
Hospital for Special Surgery Fund, Inc.      10,585        125008.84
Dr. Chris DiGiovanni                          2,117         25001.77